UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

SIEBERT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

885 Third Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:           (212) 644-2400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

          On June 13, 2011, Siebert Financial Corp. (the “Company”) held its 2011 Annual Meeting of Shareholders. The Company’s shareholders voted on a proposal to elect six directors to hold office until the next annual meeting or until the director’s successor has been duly elected. All six nominees were elected. A tabulation of the final voting results follows:

Name	For Nominee	Authority Withheld From Nominee	Broker Non- Votes

Muriel F. Siebert	20,197,023	292,680	0
Patricia L. Francy	20,389,259	100,444	0
Nancy Peterson Hearn	20,443,159	46,544	0
Leonard Leiman	20,409,856	79,847	0
Jane Macon	20,151,249	338,454	0
Robert P. Mazzarella	20,458,456	31,247	0

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBERT FINANCIAL CORP.

Date: June 15, 2011	By:	/s/ Joseph M. Ramos, Jr.

Joseph M. Ramos, Jr. Executive Vice President and Chief Financial Officer